April 2021

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward- looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equ ity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of COVID -19. Prior to investing in Ashford Hospitality Trust, Inc. potential investors should carefully review Ashford Hospitality Trust, Inc.’s periodic filings made with the Securities and Exchange Commission, including but not limited to Ashford Hospitality Trust, Inc.’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors therein. F o r wa r d L o o k i n g S t a t e m e n t s a n d N o n - G A A P M e a s u r e s

EMBASSY SUITES

Capitalizing on the Recovery

Owner of Institutional Quality, Geographically Diverse Lodging Assets with Exposure to Early Recovery Segments


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


La Concha
Key West, FL


Hilton Back Bay
Boston, MA


One Ocean
Jacksonville, FL


La Posada
Santa Fe, NM


Renaissance Palm Springs
Palm Springs, CA


Marriott Crystal Gateway
Arlington, VA


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Lakeway Resort and Spa
Austin, TX


Hyatt Savannah
Savannah, GA

3

Overview 4 Clear Path Forward to Capitalize on the Recovery Portfolio Positioned for the Recovery Significant Balance Sheet & Liquidity Enhancements Decisive Actions Taken by Experienced Management Team to Navigate COVID

Decisive Actions Taken by Experienced Management Team to Navigate COVID

Proven Experience



J. Robison Hays
Chief Executive Officer & President

- 16 years of hospitality experience
- 16 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Jeremy Welter
Chief Operating Officer

- 16 years of hospitality experience
- 11 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Deric Eubanks
Chief Financial Officer

- 21 years of hospitality experience
- 18 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA

5

Decisive Actions Taken by Experienced Management Team to Navigate COVID I m p a c t o n t h e U S H o t e l I n d u s t r y i n 2 0 2 0 i s U n p r e c e d e n t e d Source: TTM STR as of Dec 2020 6 -47.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% US RevPAR Growth YoY % -32.8%-40.0% -30.0% -20.0% -10.0% 0.0% 10.0% Chg in Occupancy YoY % -23.9% -30.0% -20.0% -10.0% 0.0% 10.0% Avg. Daily Rate Growth YoY%

Decisive Actions Taken by Experienced Management Team to Navigate COVID

COVID-19 Crisis Action Items to Protect Cash

Q1 '20

Q1
Reduced property level staffing by approximately 90%

Q1
Suspended common dividends and capital expense projects

Q1
Suspended operations at 23 hotels with limited operations at remaining 93

Q1
Slashed monthly field expenses

Q1
Significant corporate expenses cuts

Q1
Cut executive compensation

Q2 '20

Q2
Secured forbearance agreements on $123M of loans

Q2
Suspended perpetual preferred dividends

Q2
Suspended principal and interest payments on nearly all property mortgages

Q3 '20

Q3
Secured forbearance agreements on $2.4B of loans

Q3
Gave back 13 assets to lenders due to uneconomic terms

Q3
Commenced preferred exchange offer to proactively address leverage & accrued dividends

Q4 '20 & Q1 '21

Q4 '20 to Q1 '21
Secured forbearance agreements on $1.1B of loans

Q4 '20 to Q1 '21
Ensured substantial liquidity via long-term capital agreement for up to $450M

Q4 '20
Executed $172M exchange (~30% outstanding) of preferred equity into common at discount to par

Q4 '20 to Q1 '21
Signed equity line & SEDA agreements for additional liquidity

Q4 '20 to Q1 '21
Executed ongoing 3(a)(9) preferred exchanges to reduce leverage & accrued dividends

7

Significant Balance Sheet & Liquidity Enhancements

AHT Has Taken Numerous Steps to Improve the Balance Sheet & Liquidity Profile

1. Competitive Capital Raise Process Raised $450 Million of Liquidity
2. Material Reductions in Monthly Cash Burn with Significant Liquidity Runway
3. Attractive Debt Maturity Schedule
4. Achieved Substantive Corporate Deleveraging Over Past 12 Months
5. Reduced Go Forward Long-Term Corporate Leverage Target

8

EMBASSY SUITES

Significant Balance Sheet & Liquidity Enhancements

Highly Competitive Process Secured Attractive Long-Term Financing and Provides Significant Liquidity

Broad Reach
- 75+ potential investors contacted

Significant Interest
- 35 NDAs executed

Serious Engagement
- 9 term sheets received

Commitment Letter
- Signed in December for up to $450 million of liquidity

Rapid Closing
- Only 21 days after signing comm. letter

Terms of Financing

- Best-in-class capital provider
- Secured term loan
- Three year initial term loan with two 1-year extension options
- $200M initial funding with borrower option for additional $250M
- 16% interest with right to PIK for up to 24 months
- Interest rate reduction to 14% after 24 months
- Lender has the right to appoint two observers to AHT Board of Directors
- Voting agreement in place while right to appoint observers is active

9

$13,000 $11,400 $4,000 $4,000 $20,000 $3,100 $0 $10,000 $20,000 $30,000 $40,000 Approximate Q2 Levels Approximate Q4 Levels Estimated Monthly Cash Utilization ($ in thousands) Interest Expense Corp. G&A Hotel EBITDA Shortfalls $37,000 $18,500 Significant Balance Sheet & Liquidity Enhancements 10 M o n t h l y C a s h U t i l i z a t i o n h a s I m p r o v e d D r a m a t i c a l l y & E s t i m a t e d M o n t h s o f L i q u i d i t y I s N o w N e a r l y 3 0 M o n t h s 50% Reduction Note: Liquidity equals $543M which includes Cash + Equivalents plus available senior secured loan financing 29 0 10 20 30 Available Months at Q4 2020 Cash Utilization Levels Estimated Months of Liquidity

Significant Balance Sheet & Liquidity Enhancements W e l l - L a d d e r e d M a t u r i t y S c h e d u l e 11 $98 $100 $135 $499 $2,620 $240 $0 $1,000 $2,000 $3,000 2021 2022 2023 2024 2025 2026 Property Mortgage Final Maturity Schedule(a) (in $ millions) Marriott Crystal Gateway Arlington, VA Hilton Back Bay Boston, MA Limited Refinancing Risk a) Assumes extension options are exercised; totals for each year include scheduled amortization payments and principal due; totals exclude BAML 5 loan and are net of JV debt

Significant Balance Sheet & Liquidity Enhancements D e c i s i v e A c t i o n s H a v e R e s u l t e d i n A p p r o x i m a t e l y $ 5 1 3 M o f D e l e v e r a g i n g s i n c e Q 1 2 0 2 0 12 $3,863,000 $3,636,000 $565,000 $279,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 3/31/2020 Current Estimate Net Debt + Preferred Equity (in $ thousands) Net Debt Perpetual Preferred Par Value $3,915,000 (~$513 million) $4,428,000 Steps to Long-Term Deleveraging: • Asset Sales • Buy Assets Unleveraged or With Lower Leverage • Refinance Assets at Lower Leverage Levels • Debt Pay Downs • Reduction in Preferred Equity Via Exchanges, Redemptions & Tenders • Raising Common Equity Opportunistically • Hand Back Uneconomic Assets to Lenders Note: 3/31/20 data from Q1’20 earnings release for net indebtedness, cash + equivalents, and perpetual preferred; current estimate uses Q4’20 earnings release net indebtedness, cash + equivalents, and 3/24/21 estimated perpetual preferred outstanding

Portfolio Positioned for the Recovery

Well-positioned to Capitalize on the Lodging Recovery

1. Lodging Recovery Expected Over Next 4+ Years
2. Best-in-Class Hotel Brands and Management Companies with Remington Driving Outperformance
3. Chain Scale Mix with RevPAR Growth Expected
4. Portfolio Positioned to Capture Leisure & Transient Demand with Low Historical Reliance Upon Group Business
5. Well Diversified Asset Base Across Top 25 Markets May Outperform and Mitigate Market Concentration Risk
6. Significant Portfolio Exposure to Domestic Migration Trends

13

Potential Return to Pre-COVID RevPAR 45.0% 55.0% 65.0% 75.0% 85.0% 95.0% 105.0% 2019 2020 2021 2022 2023 2024 Leading RevPAR Forecasts As % of 2019 RevPAR STR Deutsche Bank 14 Portfolio Positioned for the Recovery L e a d i n g F o r e c a s t s E x p e c t F u l l R e c o v e r y b y 2 0 2 3 – 2 0 2 4 E B I T D A R e c o v e r y M a y B e S o o n e r D u e t o M a r g i n I m p r o v e m e n t s Source: STR/Tourism Economics forecast – February 2021; TRI methodology includes adjustments for temporary hotel closures due to COVID-19 Deutsche Bank – February 2021

Portfolio Positioned for the Recovery S t r o n g F o r e c a s t e d 2 0 2 1 & B e y o n d S h o u l d D r i v e V a l u e s 15 -14% -57% -35% -34% -40% -29% -16% -13% -7% -6% -4% -4% -1% 0% 1% 1% -70% -50% -30% -10% 10% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2020 2021 2022 2023 US Hotel Room Demand Relative to 2019 0% 20% 40% 60% Jan Feb Mar Apr May June 2021 Monthly Vaccinations % of US Population - Base Case 2021 STR Forecast 2022 STR Forecast Supply * +1.2% +0.9% Demand +18.0% +25.2% Occupancy * +16.6% +24.1% ADR +4.3% +8.2% RevPAR * +21.6% +34.2% Source: STR, Oxford Economics/CDC base case *STR; TRI methodology includes adjustments for temporary hotel closures due to COVID-19

Portfolio Positioned for the Recovery R e v P A R h a s R e b o u n d e d S t r o n g l y f r o m D e p t h s o f t h e C r i s i s 16 -100.0% -90.0% -80.0% -70.0% -60.0% -50.0% AHT RevPAR as % of ‘19 (as of Mar ‘21) Source: AHT internal reporting, Room RevPAR as % of same month 2019

Portfolio Positioned for the Recovery L o w F o r e c a s t e d S u p p l y G r o w t h 17Source: STR; TRI methodology includes adjustments for temporary hotel closures due to COVID-19 2.0% 2.2% 2.3% 0.9% 1.6% 1.3% 1.0% 1.1% 1.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2017 2018 2019 2020 2021F 2022F 2023F 2024F 2025F % Change Upper Upscale Room Night Supply

Portfolio Positioned for the Recovery

Significant Assets in Early Recovery Segments and High-Growth Chain Scales with Best-in-Class Brands & Managers



100
HOTELS(1)
22,278
HOTEL ROOMS(1)
28
STATES(1)

Portfolio by Hotel EBITDA(2)



HOTEL BRAND
IHG 2%
HYATT 5%
INDEPENDENT 6%
31% HILTON
56% MARRIOTT
PROPERTY MANAGER
HYATT 4%
INTERSTATE <1%
HILTON 6%
32% MARRIOTT
58% REMINGTON
SERVICE TYPE
SELECT-SERVICE 25%
75% FULL-SERVICE
CHAIN SCALE
LUXURY 4%
UPPER MIDSCALE 2%
INDEPENDENT 6%
25% UPSCALE
63% UPPER UPSCALE

(1) As of December 31, 2020 excludes WorldQuest, Le Meridien, SpringHill Suites Charlotte, SpringHill Suites Raleigh Durham

(2) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and excluding WorldQuest, Le Meridien, SpringHill Suites Charlotte, SpringHill Suites Raleigh Durham

18

Portfolio Positioned for the Recovery R e m i n g t o n M a n a g e m e n t O u t p e r f o r m e d t h e I n d u s t r y i n K e y M e t r i c s i n 2 0 2 0 19 47% 31% 25% 30% 35% 40% 45% 50% Industry Remington 85% 78% 76% 78% 80% 82% 84% 86% 88% Industry Remington 700 bps Outperformance 1600 bps Outperformance 2020 Property Labor Costs as % of Revenue 2020 Total % Decline of Gross Operating Profit Source: STR Note: Remington metrics are for the entire Remington managed portfolio. Remington is a property management subsidiary of Ashford Inc .that manages 68 of AHT’s 100 properties

Portfolio Positioned for the Recovery 9 8 % o f A H T ’ s H o t e l E B I T D A I s I n H i g h e s t F o r e c a s t e d G r o w t h C h a i n S c a l e s 20 U.S. Forecast Chain Scale Performance Indicators 2021 Year End Outlook Chain Scale Occupancy (% chg) ADR (% chg) RevPAR (% chg) Luxury 53.1% -9.0% 39.2% Upper Upscale 46.0% -6.1% 37.1% Upscale 19.3% 1.1% 20.6% Independent 16.8% 5.7% 23.4% Upper Midscale 12.3% 2.1% 14.7% Midscale 9.9% 0.8% 10.8% Economy 6.1% 2.8% 9.1% Total US 16.6% 4.3% 21.6% Source: STR; TRI methodology includes adjustments for temporary hotel closures due to COVID-19 Note: Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and excluding WorldQuest, Le Meridien, SpringHill Suites Charlotte, SpringHill Suites Raleigh Durham

Portfolio Positioned for the Recovery

High Exposure to Transient Leisure, Low Exposure to Group

AHT 2019 Pro Forma Hotel Revenue



3%
24%
73%
Transient
Group
Other

AHT 2019 Pro Forma Transient Hotel Revenue



6%
23%
71%
Leisure
Business
Other

Note: Pro forma TTM Hotel Revenues as of December 31, 2019 excluding assets disposed of in 2020 and excluding WorldQuest, Le Meridien, SpringHill Suites Charlotte, Springhill Suites Raleigh Durham

21

Portfolio Positioned for the Recovery G e o g r a p h i c a l l y D i v e r s e P o r t f o l i o F o c u s e d o n T o p 2 5 M a r k e t s 22 AHT 2019 Hotel EBITDA by MSA TOP 25 76% TOP 26-50 10% OTHER 14% -57.6% -39.7% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Top 25 Markets All Others 2020 YoY RevPAR % Decline(a) • Importance of Market Diversification Highlighted by Covid-19 • Top 25 Markets Poised for Recovery Outperformance after 2020 Underperformance a) Source: STR Note: Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and excluding WorldQuest, Le Meridien, SpringHill Suites Charlotte, SpringHill Suites Raleigh Durham

Portfolio Positioned for the Recovery

Positioned to Take Advantage of Demographic Shift Away from the Northeast, Rust Belt & West Coast

- 25% of business owners are considering moving operations to a more business friendly state[(a)]
- 12 of AHT's top 17 markets located in inbound migration states

AHT Top Markets *(by 2019 Hotel EBITDA)*[(c)]	**% Total**
Washington, D.C. / Northern Virginia	11.1%
San Francisco/Oakland, CA	8.5%
Los Angeles, CA	7.3%
Nashville, TN	7.1%
New York/New Jersey	6.7%
Atlanta, GA	6.6%
Dallas Fort-Worth, TX	5.9%
Boston, MA	5.5%
Austin, TX	2.9%
Tampa, FL	2.5%
Houston, TX	2.4%
Jacksonville, FL	2.3%
Las Vegas, NV	2.0%
Portland, OR	1.9%
Philadelphia, PA	1.9%
Miami, FL	1.9%
Orlando, FL	1.8%

Inbound or Outbound Migration 2016 – 2020[(b)]



Red State - Outbound Migration States 2016-2020
Green State – Inbound Migration States 2016-2020

a) Source: West Monroe Partners Q1 2020 Executive Poll
b) Source: North American Moving Services
c) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and excluding WorldQuest, Le Meridien, SpringHill Suites Charlotte, SpringHill Suites Raleigh Durham

23

Conclusion 24 Clear Path Forward to Capitalize on the Recovery Portfolio Positioned for the Recovery Significant Balance Sheet & Liquidity Enhancements Decisive Actions Taken by Experienced Management Team to Navigate COVID

Appendix

Appendix

Secured Forbearance Agreements on 98% of Loans Outstanding

Hotel / Pool	Principal Amount	Interest Rate	Final Maturity Date	Extension Options	Key Forbearance Terms
Highland Portfolio	$914,281,000	L + 3.20%	9-Apr-25	Five 1-year extension options 9.54% DY for 4th & 5th extension	Repay mortgage Nov 2020 - Oct 2021 Repay mezz with excess cash flow starting in Nov 2020 Repay FF&E/PIP reserves Nov 2020 - Oct 2021
MS - 17	$419,000,000	L + 3.00%	9-Nov-24	Five 1-year renewal options 8.00% DY for 5th extension 0.125% spread increase at 4th and 5th extensions.	Repaid all deferrals at closing of forbearance agreement
JPM - 8	$395,000,000	L + 2.92%	9-Feb-25	Five 1-year extension options 0.15% spread increase at 2nd extension 0.10% spread increase at 4th extension 8.00% DY for 4th extension 9.25% DY for 5th extension	Repaid all deferrals at closing of forbearance agreement
Keys D	$262,640,000	L + 4.02%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Renaissance Nashville Westin Princeton	$240,000,000	L + 2.75%	9-Mar-26	Five 1-year extension options 0.25% margin increase at 4th extension 10% DY test for 4th and 5th extension	Repay debt service Jan 2021 - Dec 2021 Repay Princeton FF&E Jan 2021 - Dec 2021 Repay Nashville FF&E Jan 2021 - Dec 2022
Keys C	$221,040,000	L + 3.73%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Keys E	$160,000,000	L + 2.73%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Keys F	$215,120,000	L + 3.68%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Keys A	$180,720,000	L + 3.65%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Keys B	$174,400,000	L + 3.39%	9-Jun-25	Five 1-year extension options Closing DY + 25 BPS for the 4th and 5th extension	Repay deferred debt service Oct 2020 - Jun 2021
Hilton Boston Back Bay	$98,259,000	L + 2.00%	5-Nov-22	None	Repay debt service Jan 2021- Dec 2021 Repay FF&E Jan 2021 - Jun 2022

26

Appendix

Secured Forbearance Agreements on 98% of Loans Outstanding

Hotel / Pool	Principal Amount	Interest Rate	Final Maturity Date	Extension Options	Terms
Marriott Crystal Gateway	$84,544,000	6.26% fixed	1-Nov-21	None	Extension until Nov 2021 Repay FF&E starting July 2021 over 24 months
Hilton Alexandria	$73,450,000	L + 2.45%	29-Jun-23	None	Repay debt service and ff&e with excess cash flow starting Oct 2020 Bullet in Sep 2021
Le Pavillon	$37,000,000	L + 3.40%	9-Jan-25	Two 1-year options 60% LTV – 1st ext PIP completed – 1st ext 11.50% DY – 2nd ext	Repay debt service and ff&e with excess cash flow starting Nov 2020 Bullet in Oct 2021
MS Pools C2 & C3	$35,316,000	4.88% fixed	1-Aug-24	None	Repay deferred debt and FF&E Jul - Dec 2021
Sheraton Ann Arbor	$34,200,000	L + 3.95%	9-Jul-23	One extension option with 7.9% DY test Spread increase to 4.4%	NA
La Posada	$25,000,000	L + 2.55%	9-Nov-23	Three 1-year options 10.5% DY for 2nd extension 15 bps increase 2nd extension 10 bps increase 3rd extension	NA
Hilton Scotts Valley	$24,415,000	4.66% Fixed	6-Mar-25	None	Repay FF&E Apr 2021 - Sep 2022
Indigo Atlanta	$16,100,000	L + 2.25%	27-Dec-24	Two 1-year extension options DSCR of 1.55x 60% LTV @ first extension	Repay debt service at loan maturity Repay FF&E Jan 2022 - Dec 2023
RI Jacksonville	$9,786,000	5.49% fixed	6-Jan-24	None	Repay deferred debt and FF&E Jan - Sept 2021
Ashton Ft Worth	$8,881,000	L + 2.00%	7-Jun-24	None	Repay debt service at loan maturity
RI Manchester	$6,706,000	5.49% fixed	6-Jan-24	None	Repay deferred debt and FF&E Jan - Sept 2021

27

EMBASSY
SUITES

Appendix

Strong Corporate Governance Including Two New Independent Observers

Independence

- 6 of 8 directors are **independent**
- **2 new independent directors** in the past 3 years
- All committees comprised of independent directors
- **Addition of 2 independent board observers** from best-in-class capital provider in Q1 2021
- Directors enjoy regular access to senior management and all employees for feedback and mentoring
- Limits on outside public company board service

Aligned Structure

- **Non-classified board** with annual election of all directors
- Directors elected by **majority vote in uncontested elections**
- **Opted out of protections** provided by MUTA and the Maryland Control Share Acquisition Act

Aligned Compensation

- All directors and officers are shareholders and required to meet **ownership guidelines**
- Executive compensation rigorously **aligned with performance**
- Executives and directors **prohibited from hedging or pledging of shares**

Commitment to Value

- Board regularly explores opportunities to enhance value
- Conducted full review of strategic alternatives in 2020
- Unanimously approved preferred exchange offers and strategic financing transaction with best-in-class capital provider

28

Appendix

Board Members Bring Experience and Knowledge to all Pertinent Areas of the Business

Skills/Qualification	Gupta (Lead Director)	Ansell	Jafarnia	Kleisner	Pantermuehl	Tallis	Hays	Bennett
Academia/Education brings knowledge of organizational, management and academic research relevant to our business and strategy	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Financial Literacy understands and oversees financial reporting, internal and disclosure controls to ensuring transparency and accuracy	✓		✓	✓	✓	✓	✓	✓
Business Leader role as company senior executive or head of a government organization	✓	✓	✓	✓	✓	✓	✓	✓
Corporate Governance supports strong Board and management accountability, transparency, and protection of stockholder interests	✓	✓	✓	✓	✓	✓	✓	✓
Diversity ensures the Board has varying viewpoints on issues facing the Company	✓		✓		✓			
Financial/Capital Markets experience is important to raising the capital needs of our business	✓		✓	✓	✓	✓	✓	✓
Real Estate Investment expertise is important in understanding our business and strategy	✓		✓	✓		✓	✓	✓
REIT and Lodging knowledge of the industry and issues facing REITs	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management experience is critical to the Board's role in overseeing the risks facing the Company	✓	✓	✓	✓	✓	✓	✓	✓
Independence brings unbiased perspective to decisions facing the Company	✓	✓	✓	✓	✓	✓		

29

April 2021